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                                                                  EXHIBIT 23(e)

     I hereby consent to being named as a person who will become a director of Esenjay Exploration, Inc. in a Registration Statement on Form S-4 being filed by Esenjay Exploration, Inc.

                                         /s/ C. Eugene Ennis
                                         ----------------------------------
                                         C. Eugene Ennis